Exhibit 99.1
SanDisk Corporation
601 McCarthy Boulevard
Milpitas, CA 95035-7932
Phone: 408-801-1000
Fax: 408-801-8657

CONTACT:	Investor Contacts:	Media Contact:
	Lori Barker Padon	Mike Wong
	(408) 801-1384	(408) 801-1240

Jay Iyer
(408) 801-2067
SANDISK ANNOUNCES FIRST QUARTER FINANCIAL RESULTS
Milpitas, CA, April 17, 2008 — SanDisk® Corporation (NASDAQ:SNDK), the world’s largest supplier of flash storage card products, today announced results for the first quarter ended March 30, 2008. Total first-quarter revenue increased 8% on a year-over-year basis to $850 million and net income, in accordance with U.S. Generally Accepted Accounting Principles (GAAP) was $18 million, or $0.08 per diluted share, compared to a GAAP net loss of $0.6 million, or $0.00 per diluted share, in the first quarter of 2007.
Excluding the impact of acquisition-related charges, share-based compensation expense and the related tax effect, first quarter non-GAAP net income increased to $48 million, or $0.21 per diluted share, compared to first quarter 2007 non-GAAP net income of $45 million, or $0.19 per diluted share.
“Product sales were solid on the strength of our international business, Sansa® MP3 players and sales to the mobile handset and GPS markets. Pricing was challenging throughout the quarter due to industry-wide excess supply which adversely impacted our product gross margin,” said Eli Harari, Chairman and CEO. “We expect demand to increase seasonally during the second quarter and price declines to moderate; however, product margins are expected to continue to be under pressure in Q2 with the anticipated benefit of low cost 43-nanometer and 3-bits per cell coming in the second half of the year. We are focused on cost controls and expense reductions and we continue to believe that the cumulative impact of price declines in recent quarters will accelerate the creation of new markets for Flash storage.”
Key Metrics for First Quarter of 2008
•	Product revenue was $724 million, up 5% year-over-year.
•	License and royalty revenue was $126 million, up 30% year-over-year.
•	Total megabytes sold increased 189% year-over-year and decreased 9% from the record fourth quarter of 2007.
•	Average price per megabyte sold declined 61% on a year-over-year basis and 29% sequentially.
•	Average retail card capacity of 2.06 gigabytes increased 71% on a year-over-year basis and 16% sequentially.
•	GAAP product gross margin increased to 18.4% from 14.2% in the first quarter of 2007. Non-GAAP product gross margin increased to 20.9% from 18.5% in the first quarter of 2007.

•	GAAP operating income was $5 million compared to a loss of $20 million in the first quarter of 2007. Non-GAAP operating income was $47 million, or 6% of revenue, compared to $47 million, or 6% of revenue, in the first quarter of 2007.
•	SanDisk announced an increase in the capacity of its embedded iNAND product to 16 Gigabytes for mobile handset storage.
•	SanDisk unveiled the Sansa® Fuze™, a feature rich MP3 player.
Scheduled Interview
SanDisk Corporation Chairman and Chief Executive Officer, Eli Harari, is scheduled to appear on CNBC’s “Closing Bell with Maria Bartiromo,” on April 17, 2008 at approximately 1:15 p.m. P.D.T.
Conference Call
SanDisk’s first quarter 2008 conference call is scheduled for 2:00 p.m. P.D.T., Thursday, April 17, 2008. The conference call will be webcast by CCBN and can be accessed live, and throughout the quarter, at SanDisk’s website at www.sandisk.com/IR and at www.streetevents.com for registered streetevents.com users. To participate in the call via telephone, the dial-in number is (913) 312-0941. The dial-in password is 3645393. A copy of this press release will be furnished to the Securities and Exchange Commission on a current report on Form 8-K and will be posted to our website prior to the conference call.
A complete reconciliation between GAAP and non-GAAP information referred to in this release is provided in the attached tables.
Forward-Looking Statements
This news release contains certain forward-looking statements, including statements about our business prospects and outlook, anticipated increased demand for products, anticipated price declines, our expectation for product margins in Q2 2008, the expected cost benefits of 43-nm and 3-bit per cell manufacturing output in the second half of 2008 and the anticipated emergence of new markets for Flash storage, that are based on our current expectations and involve numerous risks and uncertainties that may cause these forward-looking statements to be inaccurate and may significantly and adversely affect our business, financial condition and results of operations. Risks that may cause these forward-looking statements to be inaccurate include among others:
•	slower than expected growth in market demand for our products including our solid state drives, or a slower adoption rate for our products in current and new markets that we are targeting including the mobile phone market,
•	future average selling price erosion that may be more severe than our expectations due to decreased demand or excess industry capacity of flash memory from ourselves as well as from existing suppliers or from new competitors,
•	adverse global economic and geo-political conditions, including continued declines in the global economy, particularly in the U.S. and Europe, or continued adverse currency exchange rates particularly related to the Japanese yen,
•	any interruption of or delay in supply from any of the semiconductor manufacturing or subcontracting facilities, including test and assembly facilities that supply products to us,
•	slower than expected expansion of our global sales channels,
•	fluctuations in operating results, unexpected yield variances and delays related to our conversion to 43-nanometer NAND flash technology or the ramp-up of the 300-millimeter flash fabrication facility,
•	unexpected yield variances in, or delays related to the ramp-up of, 3-bits per cell manufacturing,
•	less than expected growth in the average megabyte capacity per card,
•	fluctuations in license and royalty revenues,
•	higher than anticipated operating expenses,
•	business interruption due to earthquakes, hurricanes or other natural disasters, particularly in areas in the Pacific Rim and Japan where we manufacture and assemble products,
•	adverse results in litigation or regulatory actions affecting us, and
•	other risks detailed from time-to-time under the caption “Risk Factors” and elsewhere in our Securities and Exchange Commission filings and reports, including, but not limited to, our Annual Report on

Form 10-K for the fiscal year ended December 30, 2007 and our Forms 10-Q.
Future results may differ materially from those previously reported. We do not intend to update the information contained in this release.
About SanDisk
SanDisk Corporation, the inventor and world’s largest supplier of flash storage cards, is a global leader in flash memory — from research, manufacturing and product design to consumer branding and retail distribution. SanDisk’s product portfolio includes flash memory cards for mobile phones, digital cameras and camcorders, digital audio/video players, USB flash drives for consumers and the enterprise, embedded memory for mobile devices, and solid state drives for computers. SanDisk (www.sandisk.com/corporate) is a Silicon Valley-based S&P 500 company, with more than half its sales outside the United States.
SanDisk, the SanDisk logo, and Sansa are trademarks of SanDisk Corporation, registered in the United States and other countries. Sansa Fuze is a trademark of SanDisk Corporation.

SanDisk Corporation
Preliminary Condensed Consolidated Statements of Operations
(in thousands, except per share amounts, unaudited)

	Three months ended
	March 30, 2008	April 1, 2007
Revenues:
Product	$724,051	$689,357
License and royalty	125,916	96,729

Total revenues	849,967	786,086

Cost of product revenues	576,604	570,088
Amortization of acquisition-related intangible assets	14,582	21,062

Total cost of product revenues	591,186	591,150

Gross profit	258,781	194,936

Operating expenses:
Research and development	111,434	95,640
Sales and marketing	80,156	56,206
General and administrative	57,804	46,991
Restructuring	—	6,516
Amortization of acquisition-related intangible assets	4,475	9,100

Total operating expenses	253,869	214,453

Operating income (loss)	4,912	(19,517)

Total other income	25,882	36,259

Income before provision for income taxes	30,794	16,742

Provision for income taxes	12,914	12,157

Income after taxes	17,880	4,585

Minority interest	—	5,160

Net income (loss)	$17,880	$(575)

Net income (loss) per share calculation:
Net income (loss) used in computing basic net income (loss) per share	$17,880	$(575)
Tax-effected interest costs related to convertible long term debt	117	—

Net income (loss) used in computing diluted net income (loss) per share	$17,997	$(575)

Net income (loss) per share:
Basic	$0.08	$(0.00)
Diluted	$0.08	$(0.00)

Shares used in computing net income (loss) per share:
Basic	224,518	227,455
Diluted	229,480	227,455

SanDisk Corporation
Reconciliation of GAAP to Non-GAAP Operating Results (1)
(in thousands, except per share data, unaudited)

	Three months ended
	March 30, 2008	April 1, 2007
SUMMARY RECONCILIATION OF NET INCOME
GAAP NET INCOME (LOSS)	$17,880	$(575)
Adjustments:
Share-based compensation (a)	23,226	31,219
Amortization of acquisition-related intangible assets (b)	19,057	30,162
Inventory step-up expense related to msystems acquisition (c)	—	4,947
Income tax adjustments (d)	(12,377)	(20,918)

NON-GAAP NET INCOME	$47,786	$44,835

GAAP COST OF PRODUCT REVENUES	$591,186	$591,150
Share-based compensation (a)	(3,629)	(3,214)
Amortization of acquisition-related intangible assets (b)	(14,582)	(21,062)
Inventory step-up expense related to msystems acquisition (c)	—	(4,947)

NON-GAAP COST OF PRODUCT REVENUES	$572,975	$561,927

GAAP GROSS PROFIT	$258,781	$194,936
Share-based compensation (a)	3,629	3,214
Amortization of acquisition-related intangible assets (b)	14,582	21,062
Inventory step-up expense related to msystems acquisition (c)	—	4,947

NON-GAAP GROSS PROFIT	$276,992	$224,159

GAAP RESEARCH AND DEVELOPMENT EXPENSES	$111,434	$95,640
Share-based compensation (a)	(8,826)	(12,687)

NON-GAAP RESEARCH AND DEVELOPMENT EXPENSES	$102,608	$82,953

GAAP SALES AND MARKETING EXPENSES	$80,156	$56,206
Share-based compensation (a)	(3,511)	(6,923)

NON-GAAP SALES AND MARKETING EXPENSES	$76,645	$49,283

GAAP GENERAL AND ADMINISTRATIVE EXPENSES	$57,804	$46,991
Share-based compensation (a)	(7,260)	(8,395)

NON-GAAP GENERAL AND ADMINISTRATIVE EXPENSES	$50,544	$38,596

GAAP TOTAL OPERATING EXPENSES	$253,869	$214,453
Share-based compensation (a)	(19,597)	(28,005)
Amortization of acquisition-related intangible assets (b)	(4,475)	(9,100)

NON-GAAP TOTAL OPERATING EXPENSES	$229,797	$177,348

GAAP OPERATING INCOME (LOSS)	$4,912	$(19,517)
Cost of product revenues adjustments (a)(b)(c)	18,211	29,223
Operating expense adjustments (a)(b)	24,072	37,105

NON-GAAP OPERATING INCOME	$47,195	$46,811

GAAP NET INCOME (LOSS)	$17,880	$(575)
Cost of product revenues adjustments (a)(b)(c)	18,211	29,223
Operating expense adjustments (a)(b)	24,072	37,105
Income tax adjustments (d)	(12,377)	(20,918)

NON-GAAP NET INCOME	$47,786	$44,835

Net income (loss) per share calculation: GAAP
Net income (loss) used in computing basic GAAP net income per share	$17,880	$(575)
Tax-effected interest costs related to convertible long term debt	117	—

Net income (loss) used in computing diluted net income per share	$17,997	$(575)

Net income per share calculation: Non-GAAP
Net income used in computing basic Non-GAAP net income per share	$47,786	$44,835
Tax-effected interest costs related to convertible long term debt	117	117

Net income used in computing diluted net income per share	$47,903	$44,952

Diluted net income (loss) per share:
GAAP	$0.08	$(0.00)
Non-GAAP	$0.21	$0.19

Shares used in computing diluted net income (loss) per share:
GAAP	229,480	227,455
Non-GAAP	229,383	236,426

SanDisk Corporation
Reconciliation of GAAP to Non-GAAP Operating Results (1)

(1)	To supplement our consolidated financial statements presented in accordance with generally accepted accounting principles (GAAP), we use non-GAAP measures of operating results, net income and earnings per share, which are adjusted from results based on GAAP to exclude certain expenses, gains and losses. These non-GAAP financial measures are provided to enhance the user’s overall understanding of our current financial performance and our prospects for the future. Specifically, we believe the non-GAAP results provide useful information to both management and investors as these non-GAAP results exclude certain expenses, gains and losses that we believe are not indicative of our core operating results and because it is consistent with the financial models and estimates published by many analysts who follow the Company. For example, because the non-GAAP results exclude the expenses we recorded for share-based compensation in accordance with SFAS 123(R) effective January 2, 2006 and the acquisition of Matrix Semiconductor, Inc. in January 2006 and msystems Ltd. in November 2006, we believe the inclusion of non-GAAP financial measures provide consistency in our financial reporting. These non-GAAP results are some of the primary indicators management uses for assessing our performance, allocating resources and planning and forecasting future periods. Further, management uses non-GAAP information as certain non-cash charges such as amortization of purchased intangibles and share-based compensation do not reflect the cash operating results of the business and certain one-time expenses such as write-off of acquired in-process technology do not reflect the ongoing results. These measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for or superior to GAAP results. These non-GAAP measures may be different than the non-GAAP measures used by other companies.

(a)	Share-based compensation expense.

(b)	Amortization of acquisition-related intangible assets, primarily core and developed technology, related to the acquisition of Matrix (January 2006) and msystems (November 2006).

(c)	Inventory step-up expense related to msystems acquisition.

(d)	Income taxes associated with certain non-GAAP adjustments.

SanDisk Corporation
Preliminary Condensed Consolidated Balance Sheets
(in thousands)

	March 30, 2008	December 30, 2007
	(unaudited)
ASSETS

Current Assets:
Cash and cash equivalents	$1,225,285	$833,749
Short-term investments	628,416	1,001,641
Accounts receivable from product revenues, net	180,273	462,983
Inventory	694,823	555,077
Deferred taxes	190,839	212,255
Other current assets	117,570	233,952

Total current assets	3,037,206	3,299,657

Long-term investments	1,169,993	1,060,393
Property and equipment, net	457,666	422,895
Notes receivable and investments in flash ventures with Toshiba	1,299,225	1,108,905
Deferred taxes	123,666	117,130
Goodwill	840,853	840,870
Intangibles, net	301,208	322,023
Other non-current assets	57,115	62,946

Total Assets	$7,286,932	$7,234,819

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current Liabilities:
Accounts payable	$233,363	$285,711
Accounts payable to related parties	161,498	158,443
Other current accrued liabilities	277,581	286,850
Deferred income on shipments to distributors and retailers and deferred revenue	158,478	182,879

Total current liabilities	830,920	913,883

Convertible long-term debt	1,225,000	1,225,000
Non-current liabilities	179,894	135,252

Total Liabilities	2,235,814	2,274,135

Minority interest	151	1,067

Stockholders’ Equity:
Common stock	3,825,827	3,797,073
Retained earnings	1,147,949	1,130,069
Accumulated other comprehensive income	77,191	32,475

Total Stockholders’ Equity	5,050,967	4,959,617

Total Liabilities and Stockholders’ Equity	$7,286,932	$7,234,819

SanDisk Corporation
Preliminary Condensed Consolidated Statement of Cash Flows
(in thousands, unaudited)

	Three months ended
	March 30, 2008	April 1, 2007
Cash flows from operating activities:
Net income (loss)	$17,880	$(575)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Deferred and other taxes	(4,369)	11,431
(Gain) loss on equity investments	3,934	(2,204)
Depreciation and amortization	62,883	65,096
Provision for doubtful accounts	5,774	913
Share-based compensation expense	23,226	31,219
Excess tax benefit from share-based compensation	(794)	(6,261)
Other non-cash charges	5,392	5,693
Changes in operating assets and liabilities:
Accounts receivable from product revenues	251,138	467,030
Inventory	(140,362)	(98,109)
Other assets	135,780	63,426
Accounts payable trade	(52,348)	(73,234)
Accounts payable to related parties	3,055	22,547
Other liabilities	(92,556)	(231,723)

Total adjustments	200,753	255,824

Net cash provided by operating activities	218,633	255,249

Cash flows from investing activities:
Purchases of short and long-term investments	(354,955)	(537,162)
Proceeds from sale and maturities of short and long-term investments	624,413	549,146
Acquisition of property and equipment, net	(56,774)	(43,799)
Notes receivable from FlashVision Ltd.	—	24,777
Notes receivable from Flash Partners Ltd.	(37,418)	—
Purchased technology and other assets	1,125	(13,240)

Net cash provided by (used in) investing activities	176,391	(20,278)

Cash flows from financing activities:
Repayment from debt financing	(9,785)	—
Proceeds from employee stock programs	6,437	38,370
Distribution to minority interest	—	(7,485)
Excess tax benefit from share-based compensation	794	6,261
Share repurchase programs	—	(42,096)

Net cash used in financing activities	(2,554)	(4,950)

Effect of changes in foreign currency exchange rates on cash	(934)	388

Net increase in cash and cash equivalents	391,536	230,409

Cash and cash equivalents at beginning of period	833,749	1,580,700

Cash and cash equivalents at end of period	$1,225,285	$1,811,109